UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 6, 2017

AVINGER, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-36817	20-8873453
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

400 Chesapeake Drive

Redwood City, California 94063

(Address of principal executive office) (Zip Code)

(650) 241-7900

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

Avinger, Inc. (the “Company”) is filing this Amendment No. 1 on Form 8-K/A (the “Amendment”) to amend the Company’s Form 8-K, originally filed with the Securities and Exchange Commission on March 6, 2017 (the “Original Filing”), to update certain balance sheet information in an earnings release issued on March 6, 2017. The disclosure under Item 2.02 of the Original Filing is hereby replaced in its entirety by the disclosure under Item 2.02 of this Amendment. No other changes have been made to the Original Filing.

Item 2.02.                                        Results of Operations and Financial Condition.

On March 6, 2017, the Company issued a press release regarding its financial results for the quarter and full year ended December 31, 2016 (the “Earnings Release”), which was furnished as an exhibit to the Company’s Current Report on Form 8-K filed on March 6, 2017. The Company is hereby reissuing the Earnings Release to conform certain balance sheet information to that provided for in the Company’s Form 10-K for the year ended December 31, 2016 to be filed on March 14, 2017. A copy of the updated Earnings Release is furnished as Exhibit 99.1 to this Form 8-K/A. All other information in the Original Filing remains unchanged.

This information is intended to be furnished under Item 2.02 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.                                        Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit No.	Description

99.1	Press Release of Avinger, Inc. dated March 6, 2017.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AVINGER, INC.

Date: March 14, 2017	By:	/s/ Jeffrey M. Soinski
Jeffrey M. Soinski
Chief Executive Officer

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